UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2004

CELL GENESYS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Other Jurisdiction of Incorporation)

0-19986	94-3061375
(Commission File Number)	(IRS Employer Identification Number)

500 Forbes Boulevard South San Francisco, California 94080

(Address of principal executive offices including zip code)

(650) 266-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release, issued April 26, 2004, reporting its financial results for the first quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

On April 26, 2004 Cell Genesys, Inc. (the “Registrant”) announced via press release the Company’s financial results for the first quarter ended March 31, 2004. A copy of the press release of Cell Genesys is included herein as Exhibit 99.1 and is incorporated by reference into this item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004

CELL GENESYS, INC.

By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Vice President and Chief Financial Officer (Principal Accounting Officer)